UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2023 (April 28, 2023)

INVACARE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices) (Zip Code)

(440) 329-6000
(Registrant’s telephone number, including area code)
None
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered*
Common Shares, without par value	IVCRQ*
* On February 16, 2023, the New York Stock Exchange (“NYSE”) filed a Form 25 with the Securities and Exchange Commission to delist the common shares, no par value (the “Common Stock”), of Invacare Corporation from NYSE. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25. Following deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, the Common Stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of the Company’s Common Stock now occurs on the OTC Pink Market under the symbol “IVCRQ.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.
As previously disclosed, on January 31, 2023 (the “Petition Date”), Invacare Corporation (the “Company”) and two of its U.S. direct subsidiaries (collectively, the “Debtors” or “Company Parties”) filed voluntary petitions under chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Invacare Corporation, et al.” Certain of the Company’s subsidiaries in the United States and the Company’s international subsidiaries, including those in Europe, Canada, Mexico, and in the Asia-Pacific regions were not included in the Chapter 11 filing.
On April 28, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the First Amended Joint Chapter 11 Plan of of Reorganization of Invacare Corporation and its Debtor Affiliates (Technical Modifications) (the “Plan”). The Plan is attached to the Confirmation Order as Exhibit A.
The following is a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibit 2.1, and incorporated by reference herein.
The Plan and Treatment of Claims and Interests
The Plan contemplates the following treatment of claims against and interests in the Debtors:
•other than the DIP Claims, Administrative Claims, Professional Fee Claims, and Priority Tax Claims, the Claims and Interests in the Debtors have been classified into 10 classes, the treatment of which is set forth in Article III of the Plan;
•holders of claims arising under the prepetition senior secured term loan facility (the “Term Loan Claims”) (Class 3) will receive: (i) with respect to Allowed Term Loan Claims representing principal amounts owed, its Pro Rata share of the Exit Term Loan Facility and (ii) with respect to all other Allowed Term Loan Claims, payment in full in Cash;
•holders of claims arising under the (a) 5.68% Convertible Senior Secured Notes due 2026, Tranche I and (b) 5.68% Convertible Senior Secured Notes due 2026, Tranche II, each issued by Invacare Corporation pursuant to the Secured Notes Indentures (the “Secured Notes Claims”) (Class 4) will receive: (i) with respect to Allowed Secured Notes Claims representing principal amounts owed, its Pro Rata share of the Exit Secured Convertible Notes and (ii) with respect to all other Allowed Secured Notes Claims, payment in full in Cash; provided that, if applicable pursuant to and in accordance with Article IV.C.3. of the Plan, such Holder will also receive its Pro Rata share of the applicable portion of the Excess New Money in Cash;
•holders of claims arising under the (a) 4.25% Convertible Senior Notes due 2026, (b) 5.00% series I Convertible Senior Exchange Notes due 2024, and (c) 5.00% series II Convertible Senior Exchange Notes due 2024, all issued by certain Debtors pursuant to the Unsecured Notes Indentures (the “Unsecured Notes Claims”) (Class 5) will receive its Pro Rata share of: (i) the Unsecured Noteholder Rights, in accordance with the Rights Offering Procedures, (ii) with respect to any Residual Unsecured Notes Claims, its share (on a Pro Rata basis with other Residual Unsecured Notes Claims and Residual General Unsecured Claims) of 100% of the New Common Equity (subject to dilution on account of the Exit Secured Convertible Notes, the New Preferred Equity, the Backstop Equity Premium, and the Management Incentive Plan), and (iii) the distribution in respect of its Litigation Trust Interests to the extent provided in Article IV.K of the Plan;
•holders of general unsecured claims (the “General Unsecured Claims”) (Class 6) will receive either (i) (x) if such Holder of an Allowed General Unsecured Claim does not elect to receive the

Class 6 Equity Option, the GUC Cash Settlement and (y) its Pro Rata share of the distributions in respect of its Litigation Trust Interests, to the extent provided in Article IV.K of the Plan, or (x) if such Holder of an Allowed General Unsecured Claim elects to receive the Class 6 Equity Option in lieu of the GUC Cash Settlement, its share (on a Pro Rata basis with Holders of Allowed Unsecured Notes Claims in respect of their Residual Unsecured Notes Claims and other Holders of Allowed General Unsecured Claims that select the Class 6 Equity Option) of 100% of the New Common Equity after the distribution of the New Common Equity on account of the Backstop Commitment Premium (subject to dilution on account of the Exit Secured Convertible Notes, the New Convertible Preferred Equity, and the Management Incentive Plan) and (y) its Pro Rata share of the distributions in respect of its Litigation Trust Interests, to the extent provided in Article IV.K of the Plan;
•all Existing Equity Interests in the Company (Class 9), including the Company’s common stock, will be discharged, cancelled, released, and extinguished without any distribution, and will be of no further force or effect, and such holders will not receive or retain any distribution, property, or other value on account of such Existing Equity Interest; and
•implementation of the Restructuring Transactions to effectuate a corporate reorganization that will align and consolidate the Debtors’ business and related assets and liabilities.
Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan. Capitalized terms used but not specifically defined herein have the meanings specified for such terms in the Plan.
Capital Structure
As of April 28, 2023, there were 37,962,655 shares of the Company’s common shares and 3,667 Class B common shares outstanding. On the effective date of the Plan, all outstanding equity interests in the Company, including the Company’s common shares, will be cancelled, released, and extinguished and holders of the common stock will not receive a distribution on account of their equity interests. The Company cautions that trading in the common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.
The shares of the reorganized company’s new common stock issued pursuant to the Plan will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any similar federal, state, or local law in reliance upon section 1145 of the Bankruptcy Code and Section 4(a)(2) of the Securities Act and Regulation D thereunder.
Certain Information Regarding Assets and Liabilities of the Company Parties
In the Debtors’ most recent monthly operating reports filed with the Bankruptcy Court on May 1, 2023, the Company reported aggregated totals across all three debtors before eliminations total assets of approximately $596 million and total liabilities of approximately $592 million as of March 31, 2023. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.
Settlement, Releases and Exculpations
The Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified in the Plan, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted.
The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Item 7.01.    Regulation FD Disclosure.
Monthly Operating Report
On May 1, 2023, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning March 1, 2023 and ending March 31, 2023 (the “Monthly Operating Report”). This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information disclosed herein.
The Company expects to file future monthly operating reports and other documents with the Bankruptcy Court while the Chapter 11 Cases remain pending. The filing of such reports and other documents may not be accompanied by a Current Report on Form 8-K filing.
Court filings and information about the monthly operating reports and other documents can be found at a website maintained by the Company’s claims agent Epiq at http://dm.epiq11.com/case/invacare/dockets. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.
The foregoing description of the Monthly Operating Report does not purport to be complete and is qualified in its entirety by reference to the Monthly Operating Report and incorporated by reference herein. Information contained in the Monthly Operating Report is subject to change, whether as a result of further amendments or supplements to the Monthly Operating Report, third-party actions, or otherwise, and should not be relied upon by any party.
The information being furnished under this Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Company’s expected restructuring charges, the Chapter 11 Cases, the monthly operating reports, the DIP facility, the Company’s ability to consummate and complete a plan of reorganization and its ability to complete a plan of reorganization and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of a plan of reorganization; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process, DIP facility, or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP facility and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common shares; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the DIP facility, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process.
Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Order Confirming the Debtors’ First Amended Joint Chapter 11 Plan of Invacare Corporation and Its Debtor Affiliates (Technical Modifications).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 2, 2023	By:	/s/ Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer